SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     ------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest event reported) October 1, 2001
                         -------------------------------

________________________________________________________________________________
                             Merrill Lynch Municipal ABS, Inc
                  (Exact name of registrant as specified in its charter)


________________________________________________________________________________

          New York                   33-56254                    13-369-8229
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)


World Financial Center, North Tower, Ninth Floor, New York, New York    10080
          (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (212) 449-9938


________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Item 5. Other Events.
        None.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) None.

        (b) None.

        (c) Exhibits.

               1. Statement to holders of Merrill Lynch Municipal ABS, Inc. Prerefunded Municipal Certificates, Series 1, Series 2, Series 3 relating to the Distribution Date of October 1, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.









Dated:  12/22/04               MERRILL LYNCH MUNICIPAL ABS, INC.


                       By:     /s/ Edward J. Sisk
                               -----------------------------
                               Name: Edward J. Sisk
                               Title: Authorized Signatory

                                  EXHIBIT INDEX


Exhibit                                                              Page

Statement to holders of Merrill Lynch Municipal ABS, Inc
Prerefunded Municipal Certificates, Series 1, Series 2, Series          5
3 relating to the Distribution Date of October 1, 2001

                         STATEMENT TO CERTIFICATEHOLDERS




            Statement to Holders of Merrill Lynch Municipal ABS, Inc.
       Prerefunded Municipal Certificates, Series 1, Series 2 and Series 3
              relating to the Distribution Date of October 1, 2001

                                                      [LOGO] Deutsche Bank


September 28, 2001

Merrill Lynch
World Financial Center
North Towers - 9th Floor
250 Vesey Street
New York, NY 10281-1309
Attn Jan Nelson

The Depository Trust Company
55 Water Street
New York, NY 10004
Attn: Fran Vespa

Re:     Merrill Lynch Municipal ABS, Inc.
        Prerefunded Municipal Certificates Series 1, 2 and 3

Gentlemen:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Bankers Trust Company as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on October 1, 2001. Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at (732) 981-7701.

Very truly yours,



Safer Kalabovic
Assistant Treasurer

                                                            [LOGO] Deutsche Bank

September 28, 2001

Bryan Hughes
Merrill Lynch

Re:     Merrill Lynch Municipal ABS, Inc.
        Prerefunded Municipal Certificates Series 1, 2 and 3

Bryan:

For the above referenced issues, the principal and interest information for October 1, 2001 is attached. All other relevant information is as follows:


        Premium on Bonds                              None
        Trustee Fees Payable                          None
        Interest Shortfall on Bonds                   None
        Aggregate Shortfall on Bonds                  None
        Accrued Interest undistributed to holders     None
        Accrued Principal undistributed to holders    None
        Underlying Bonds on issues                    Attached


Should you have any questions please call me at (732) 981-7701.

Thank You,


Safet Kalabovic
Assistant Treasurer

                              SERIES 1 CERTIFICATES

        Certificate                                              Interest      Principal
 Class   Maturity    CUSIP    Certificate      Certificate        Amount         Amount
 Number    Date      Number      Rate             Amount           Due            Due

   13   10/01/2001  021433 EH6    5.00          100,000.00       2,500.00      100,000.00
   14   04/01/2002  021433 EJ2    5.10          105,000.00       2,677.50            0.00
   15   10/01/2002  021433 EK9    5.10          295,000.00       7,522.50            0.00
   16   04/01/2003  021433 EL7    5.10          100,000.00       2,550.00            0.00
   17   10/01/2003  021433 EM5    5.10          320,000.00       8,160.00            0.00
   18   04/01/2004  021433 EN3    5.20           95,000.00       2,470.00            0.00
   19   10/01/2004  021433 EP8    5.20          340,000.00       8,840.00            0.00
   20   04/01/2005  021433 EQ6    5.25           95,000.00       2,493.75            0.00
   21   10/01/2005  021433 ER4    5.25          360,000.00       9,450.00            0.00
   22   10/01/2008  021433 EX1    5.50        1,495,000.00*     41,112.50            0.00
   23   10/01/2010  021433 FB8    5.60        1,130,000.00*     31,640.00            0.00
   24   10/01/2012  021433 FF9    5.70        1,200,000.00*     34,200.00            0.00
   RI   10/01/2012  021433 FG7    Variable       55,016.00   Residual -->        2,977.00

 TOTAL                                       $5,690,016.00    $153,616.25     $102,977.00


****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.

****Underlying Bond-Altamonte Springs FLA Authority

13.125% 10/01/12, $3,910,000

                               SERIES 2 CERTIFICATES

         Certificate                                                  Interest    Principal
  Class   Maturity      CUSIP    Certificate       Certificate         Amount       Amount
 Number     Date        Number       Rate             Amount            Due         Due
   13    10/01/2001   70252B BB8    5.00            265,000.00        6,625.00  265,000.00
   14    04/01/2002   70252B BC6    5.10            270,000.00        6,885.00        0.00
   15    10/01/2002   70252B BD4    5.10            795,000.00       20,272.50        0.00
   16    04/01/2003   70252B BE2    5.10            265,000.00        6,757.50        0.00
   17    10/01/2003   70252B BF9    5.10            860,000.00       21,930.00        0.00
   18    04/01/2004   70252B BG7    5.20            250,000.00        6,500.00        0.00
   19    10/01/2004   70252B BH5    5.20            925,000.00       24,050.00        0.00
   20    04/01/2005   70252B BJ1    5.25            240,000.00        6,300.00        0.00
   21    10/01/2005   70252B BK8    5.25          1,000,000.00       26,250.00        0.00
   22    10/01/2007   70252B BP7    5.40          2,255,000.00*      60,885.00        0.00
   23    10/01/2010   70252B BV4    5.60          5,000,000.00*     140,000.00        0.00
   24    10/01/2012   70252B BZ5    5.70          1,915,000.00*      54,577.50        0.00
   RI    10/01/2012   70252B CA9    Variable         62,002.00   Residual -->       374.00

  TOTAL                                      $14,102,002.00        $381,032.50 $265,374.00

****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.

****Pasco County FLA Health Facilities

13.125% 10/01/12, $9,850,000

                                SERIES 3 CERTIFICATES

         Certificate                                                  Interest    Principal
  Class   Maturity      CUSIP    Certificate       Certificate         Amount       Amount
 Number     Date        Number       Rate             Amount            Due         Due


   13   10/01/2001    684503 TP0    5.00          1,095,000.00        27,375.00  1,095,000.00
   14   04/01/2002    684503 TQ8    5.10          1,125,000.00        28,687.50          0.00
   15   10/01/2002    684503 TR6    5.10          3,190,000.00        81,345.00          0.00
   16   04/01/2003    684503 TS4    5.10          1,100,000.00        28,050.00          0.00
   17   10/01/2003    684503 TT2    5.10          3,425,000.00        87,337.50          0.00
   18   04/01/2004    684503 TU9    5.20          1,065,000.00        27,690.00          0.00
   19   10/01/2004    684503 TV7    5.20          3,675,000.00        95,550.00          0.00
   20   10/01/2005    684503 TX3    5.25          4,975,000.00*      130,593.75          0.00
   21   10/01/2006    684503 TZ8    5.30          5,225,000.00*      138,462.50          0.00
   22   10/01/2007    684503 UB9    5.40          5,480,000.00*      147,960.00          0.00
   23   10/01/2008    684503 UD5    5.50          5,785,000.00*      159,087.50          0.00
   24   10/01/2009    684503 UF0    5.60          6,085,000.00*      170,380.00          0.00
   25   10/01/2010    684503 UH6    5.60          6,410,000.00*      179,480.00          0.00
   26   10/01/2011    684503 UK9    5.70          6,750,000.00*      192,375.00          0.00
   27   10/01/2012    684503 UM5    5.70          4,910,000.00*      139,935.00          0.00
   RI   10/01/2012    684503 UN3    Variable         57,509.00    Residual -->       3,973.00

 TOTAL                                          $60,352,509.00    $1,634,308.75 $1,098,973.00

****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.

****Underlying Bond-Orange County FLA Health Facilities

13.125%, 10/01/12, $41,650,000